SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                February 28, 1997

               THE FIRST NATIONAL BANK OF ATLANTA (Exact name of
           Registrant as specified in its charter) (Originator of the Wachovia Credit Card Master Trust)


United States                     33-95714                   22-2716130
(State or other                   (Commission              (I.R.S. Employer
Jurisdiction of                   File Number)             Identification No.)
Incorporation)




                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359




                                  Page 1 of 4
                        Exhibit Index appears on Page 4

Item 5.     Other Events

            The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits

            (c)     Exhibits
                    28.1 Monthly Servicer's Certificate - February 28, 1997 28.2
                    28.2 Monthly Series 1995-1 Certificateholders' Statement - February 28, 1997

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
             (Originator of the Wachovia Credit Card Master Trust)



Dated:  August 26, 1997                       By:

                                                 ---------------------------
                                                 Name:   /s/Donald K. Truslow
                                                 Title:  Comptroller

                               INDEX TO EXHIBITS

                                                                   Sequentially
                                                                   Numbered
Exhibit                                                              Page
Number

                                  Exhibit

28.1      Monthly Servicer's Certificate - February 28, 1997          1-7
28.2      Monthly Series 1995-1 Certificateholders'
          Statement - February 28, 1997                             C1-C10